UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

☐ Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

CASELLA WASTE SYSTEMS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Copies to:

Jeffrey A. Stein Wilmer Cutler Pickering Hale and Dorr LLP 60 State Street Boston, Massachusetts 02109 (617) 526-6000	Keith E. Gottfried, Esq. Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, N.W. Washington, DC 20004-2541 (202) 739-5947

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Casella Waste Systems, Inc., a Delaware corporation (“Casella” or the “Company”), is filing materials contained in this Schedule 14A with the U.S. Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies from its stockholders in connection with its 2015 Annual Meeting of Stockholders to be held on Friday, November 6, 2015, and at any and all adjournments or postponements thereof (the “2015 Annual Meeting”). On September 22, 2015, Casella filed with the SEC its definitive proxy statement and accompanying definitive WHITE proxy card in connection with its solicitation of proxies to be used at the 2015 Annual Meeting.

Withdrawal of Notice of Nomination by JCP Investment Partnership, LP

On April 7, 2015, JCP Investment Partnership, LP (“JCP”) delivered a letter, as supplemented on September 25, 2015 (the “Nomination Letter”), to Casella notifying Casella as to the nomination of two (2) nominees, Brett W. Frazier and James C. Pappas, for election to the Casella Board of Directors (the “Casella Board”) at the 2015 Annual Meeting. On November 4, 2015, JCP delivered a letter to Casella withdrawing the Nomination Letter and, accordingly, its intended nomination of Messrs. Frazier and Pappas for election to the Casella Board at the 2015 Annual Meeting.

Press Release Issued on November 4, 2015

Attached hereto is a press release issued by Casella on November 4, 2015 commenting on the decision by JCP to (i) withdraw its Nomination Letter and the slate of director nominees it had intended to nominate thereby for election to the Casella Board and (ii) terminate the proxy contest that JCP and the other participants in its solicitation had been pursuing to elect two nominees to the Casella Board at the 2015 Annual Meeting.

Important Information And Where To Find It

Casella, its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from Casella’s stockholders in connection with the matters to be considered at Casella’s 2015 Annual Meeting of Stockholders. On September 22, 2015, Casella filed a definitive proxy statement and accompanying definitive WHITE proxy card with the Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies from Casella stockholders in connection with the matters to be considered at Casella’s 2015 Annual Meeting of Stockholders. Information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in such definitive proxy statement, including the schedules and appendices thereto. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED BY CASELLA WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain the definitive proxy statement, any amendments or supplements to the definitive proxy statement, the accompanying definitive WHITE proxy card, and any other documents filed by Casella with the SEC for no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge at the Investor Relations section of Casella’s corporate website at www.casella.com, by writing to Casella’s Corporate Secretary at Casella Waste Systems, Inc., 25 Greens Hill Lane, Rutland, VT 05701, or by calling Casella’s Corporate Secretary at (802) 772-2257.

PRESS RELEASE ISSUED ON NOVEMBER 4, 2015

CASELLA WASTE SYSTEMS COMMENTS ON JCP INVESTMENT’S DECISION TO CONCEDE PROXY CONTEST

Casella Looks Forward to Meeting with Stockholders at the Annual Meeting

RUTLAND, VT., November 4, 2015 – Casella Waste Systems, Inc. (Nasdaq: CWST) (“Casella” or the “Company”), a regional solid waste, recycling, and resource management services company, today issued the following statement in response to JCP Investment Management’s (“JCP”) press release issued earlier today that, two days before Casella’s 2015 Annual Meeting of Stockholders, JCP has decided to withdraw its notice of nomination and concede the proxy contest that it had been pursuing against Casella to seek the election of two nominees to Casella’s Board:

“The strategic changes that we started making in 2012, and which preceded JCP’s interest in Casella by almost two years, and the significant improvements in our financial and operating performance which we have been very proud to report to our stockholders, together with the significant refreshment of our Board which has included the additions of waste management industry veterans, James E. O’Connor and William P. Hulligan, as independent directors, the appointment of Mr. O’Connor as our Board’s new lead independent director, and the other significant corporate governance enhancements that our Board has adopted have clearly resonated with Casella’s stockholders. JCP’s 11th hour concession reflects the feedback we, and undoubtedly JCP, have received regarding Casella’s strategic direction, the substantial progress we have achieved in improving our financial and operating performance, our refreshed Board and the new independent Board leadership that is now in place to oversee our strategic trajectory. As we look forward to moving past JCP’s proxy contest, we look forward to seeing our stockholders at this Friday’s Annual Meeting.”

Stockholders who have questions or need help voting the WHITE proxy card please call Casella’s proxy solicitor, MacKenzie Partners, Inc. toll-free at (800) 322-2885 or (212) 929-5500.

Stockholders are reminded that the 2015 Annual Meeting is being held this Friday, November 6, 2015, at 10:00 a.m., Eastern Time, at The Mountain Top Inn & Resort, 195 Mountain Top Road, Chittenden, Vermont 05737. Whether or not a stockholder plans to attend the 2015 Annual Meeting, Casella urges all stockholders to sign, date and return the WHITE proxy card they recently received and vote FOR ALL the Casella Board’s highly qualified and very experienced nominees –John W. Casella, William P. Hulligan and James E. O’Connor. Stockholders may also vote by telephone or Internet by following the instructions on the WHITE proxy card.

Details regarding the results of the 2015 Annual Meeting will be contained in a Current Report on Form 8-K that Casella will be filing with the Securities and Exchange Commission (SEC) next week. This filing will be available at no charge at the SEC’s web site at www.sec.gov. Copies will also be available at no charge at the Investor Relations section of our corporate website at www.casella.com.

Casella is being advised in connection with the proxy contest by Wilmer Cutler Pickering Hale and Dorr LLP and Morgan, Lewis & Bockius LLP. Mackenzie Partners, Inc. is serving as Casella’s proxy solicitor.

About Casella Waste Systems, Inc.

Casella Waste Systems, Inc., headquartered in Rutland, Vermont, provides solid waste management services consisting of collection, transfer, disposal, and recycling services in the northeastern United States. For further information, investors may contact Ned Coletta, Chief Financial Officer at (802) 772-2239; media may contact Joseph Fusco, Vice President at (802) 772-2247; and anyone may visit Casella’s website at http://www.casella.com.

Forward-Looking Statements

Certain matters discussed in this press release are “forward-looking statements” intended to qualify for the safe harbors from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements can generally be identified as such by the context of the statements, including words such as “believe,” “expect,” “anticipate,” “plan,” “may,” “would,” “intend,” “estimate,” “guidance” and other similar expressions, whether in the negative or affirmative. Similarly, statements that describe the objectives, plans or goals of Casella are forward-looking. Such forward-looking statements include, but are not limited to, statements regarding the proxy contest by JCP Investment Management, LLC and the other participants in its solicitation which JCP was pursuing against Casella and which JCP has announced it was conceding, Casella’s initiatives to improve Casella’s performance and increase its growth and profitability, Casella’s future operational and financial performance, Casella’s actions taken or contemplated to enhance its long-term prospects and enhance value for its stockholders, Casella’s efforts to execute on and implement its strategic plan, Casella’s plans to simplify its business structure, Casella’s actions taken or contemplated with respect to corporate and board governance, Casella’s plans to improve its cash flows and reduce its risk exposure by divesting or closing operations that do not fit within its core strategy, Casella’s plans to strengthen its balance sheet, promote financial flexibility and position Casella to achieve its target growth trajectory and Casella’s plans to achieve its three (3) year financial objectives and to drive additional value creation for the benefit of all its stockholders. These forward-looking statements are based on current expectations, estimates, forecasts and projections and management’s current beliefs and assumptions and, accordingly, are not guarantees of future performance. Such forward-looking statements, and all phases of Casella’s operations, involve a number of risks and uncertainties, any one or more of which could cause actual results to differ materially from those described in Casella’s forward-looking statements. There are a number of important risks and uncertainties that could cause Casella’s actual events to differ materially from those indicated or implied by such forward-looking statements. These additional risks and uncertainties include, without limitation, risks related to the actions of JCP and other activist stockholders, including the amount of related costs incurred by Casella and the disruption caused to Casella’s business activities by these actions and those risks detailed in Item 1A, “Risk Factors” in Casella’s Form 10-KT for the transition period ended December 31, 2014, in its Form 10-Q for the quarterly period ended September 30, 2015 and in its subsequent filings with the Securities and Exchange Commission (“SEC”). Accordingly, you should not rely upon forward-looking statements as a prediction of actual results. Casella undertakes no obligation to update publicly any forward-looking statements whether as a result of new information, future events or otherwise, except as required by law.

Important Additional Information And Where To Find It

Casella, its directors and certain of its executive officers are deemed to be participants in the solicitation of proxies from Casella’s stockholders in connection with the matters to be considered at Casella’s 2015 Annual Meeting of Stockholders. On September 22, 2015, Casella filed a definitive proxy statement and accompanying definitive WHITE proxy card with the Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies from Casella stockholders in connection with the matters to be considered at Casella’s 2015 Annual Meeting of Stockholders. Information regarding the identity of participants, and their direct or indirect interests, by security holdings or otherwise, is set forth in such definitive proxy statement, including the schedules and appendices thereto. INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT, THE ACCOMPANYING WHITE PROXY CARD AND OTHER DOCUMENTS FILED BY CASELLA WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain the definitive proxy statement, any amendments or supplements to the definitive proxy statement, the accompanying definitive WHITE proxy card, and any other documents filed by Casella with the SEC for no charge at the SEC’s website at www.sec.gov. Copies are also available at no charge at the Investor Relations section of Casella’s corporate website at www.casella.com, by writing to Casella’s Corporate Secretary at Casella Waste Systems, Inc., 25 Greens Hill Lane, Rutland, VT 05701, or by calling Casella’s Corporate Secretary at (802) 772-2257.

CONTACTS

Investors:

Ned Coletta

Chief Financial Officer

(802) 772-2239

Media:

Joseph Fusco

Vice President

(802) 772-2247

OR

Mark Harnett/Zachary Tramonti

Sard Verbinnen & Co.

(212) 687-8080